                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 1996 (May 31, 1996)
                                                 ------------------------------

                      BUILDERS WAREHOUSE ASSOCIATION, INC.
                      ------------------------------------
               (Exact name of Registrant as specified in charter)

        Colorado                    0-2108-2                     84-1090968
        --------                    --------                     ----------
(State or other juris-            (Commission                  (IRS Employer)
diction of incorporation)         File Number)               Identification No.)

2800 28th Street, Suite 100, Santa Monica, CA                       90405
- - ---------------------------------------------                       -----
   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (310) 453-4371
                                                           --------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  The following financial statements are filed herewith:


        Balance Sheets as of December 31, 1995 and May 31, 1996.

        Statements of Operations and Accumulated Deficit for the Year Ended December 31, 1995 and the Five Months Ended May 31, 1996.

        Statements of Cash Flows for the Year Ended December 31, 1995 and the Five Months Ended May 31, 1996.

        Notes to Financial Statements.


(b)  Pro Forma Information

        The pro forma financial information is incorporated by reference to Form 10-KSB for the year ended May 31, 1996.


(c)  Exhibits - Previously filed under Form 8-K, June 14, 1996.




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                            SCITEQ ELECTRONICS, INC.

                              FINANCIAL STATEMENTS

                       DECEMBER 31, 1995 AND MAY 31, 1996

                                TABLE OF CONTENTS

                                                                          Pages

Independent Accountants' Report                                              4

Balance Sheets as of December 31, 1995 and May 31, 1996                    5-6

Statements of Operations and Accumulated Deficit Year Ended
December 31, 1995 and Five Months Ended May 31, 1996                         7

Statements of Cash Flows Year Ended December 31, 1995 and
Five Months Ended May 31, 1996                                               8

Notes to Financial Statements                                             9-14

                         Independent Accountants' Report

The Stockholder
Sciteq Electronics, Inc.

          We audited the accompanying balance sheets of Sciteq Electronics, Inc. (Sciteq) as of December 31, 1995 and May 31, 1996 and the related statements of operations and accumulated deficit and cash flows for the year ended December 31, 1995 and the five months ended May 31, 1996. These financial statements are the responsibility of Sciteq's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, Sciteq's financial position as of December 31, 1995 and May 31, 1996 and the results of its operations and cash flows for the year ended December 31, 1995 and five months ended May 31, 1996 in conformity with generally accepted accounting principles.

                                                  Weinbaum & Yalamanchi
                                                  /s/ Weinbaum & Yalamanchi
Canoga Park, California
August 13, 1996

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
                            Sciteq Electronics, Inc.

                                 Balance Sheets

                       December 31, 1995 and May 31, 1996

                                     ASSETS

                                                      December            May
                                                     ----------       ----------

Current Assets
Cash                                                 $  220,000       $  398,000
Accounts receivable (less $190,000 and $22,000
      allowances for doubtful accounts)                 732,000          412,000
Note receivable - net (Note 11)                                          105,000
Inventories (Note 3)                                    399,000          555,000
Other current  assets                                    23,000           59,000
                                                     ----------       ----------
Total current assets                                  1,374,000        1,529,000
                                                     ----------       ----------

Property and Equipment
Furniture and fixtures                                   72,000           72,000
Office equipment and computers                          973,000          988,000
                                                     ----------       ----------
                                                      1,045,000        1,060,000
Accumulated depreciation                                904,000          931,000
                                                     ----------       ----------
                                                        141,000          129,000
                                                     ----------       ----------

                                                     $1,515,000       $1,658,000
                                                     ==========       ==========


   The accompanying notes are an integral part of these financial statements.

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
                            Sciteq Electronics, Inc.
                                 Balance Sheets
                       December 31, 1995 and May 31, 1996

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                              December             May
                                                            -----------        -----------

Current Liabilities
Accounts payable                                            $   461,000        $   294,000
Accrued expenses (Notes 4, 13 and 14)                           548,000            507,000
                                                            -----------        -----------
Total current liabilities                                     1,009,000            801,000
                                                            -----------        -----------

Commitments and contingencies (Notes 7, 13 and 14)

Stockholders' Equity (Note 10)
Common stock, no par value
      1,000,000 shares authorized
         504,343 shares outstanding                             362,000            362,000
Convertible preferred stock at liquidation preference
       1,000,000 shares authorized
          132,241 shares outstanding                          1,388,000          1,388,000
                                                            -----------        ------------
Accumulated deficit                                          (1,244,000)          (893,000)
                                                            -----------        -----------
Total stockholders' equity                                      506,000            857,000

                                                            $ 1,515,000        $ 1,658,000
                                                            ===========        ===========


   The accompanying notes are an integral part of these financial statements.

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
                            Sciteq Electronics, Inc.
                Statements of Operations and Accumulated Deficit
         Year Ended December 31, 1995 and Five Months Ended May 31, 1996

                                                     December             May
                                                   -----------        -----------

Net sales (Note 6)                                 $ 3,797,000        $ 1,770,000
                                                   -----------        -----------

Cost of sales                                        2,177,000            790,000
Inventory writedowns                                   115,000             18,000
                                                   -----------        -----------
                                                     2,292,000            808,000
                                                   -----------        -----------

Gross margin                                         1,505,000            962,000
                                                   -----------        -----------

Selling, general and administrative expenses
(Notes 11 and 14)                                    1,345,000            449,000
Research and development                               455,000            162,000
                                                   -----------        -----------
                                                     1,800,000            611,000
                                                   -----------        -----------

Operating income (loss)                               (295,000)           351,000
Royalty income (Note 12)                               143,000
                                                   -----------        -----------
Net (loss)  income                                    (152,000)           351,000
Accumulated deficit-beginning of period             1,092,000          1,244,000
                                                   -----------        -----------
Accumulated deficit-end of period                  $ 1,244,000        $   893,000
                                                   ===========        ===========


   The accompanying notes are an integral part of these financial statements.



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
                            Sciteq Electronics, Inc.
                            Statements of Cash Flows
         Year Ended December 31, 1995 and Five Months Ended May 31, 1996

                                                     December           May
                                                    ---------        ---------
Operating cash flows:
Net (loss) income                                   $(152,000)       $ 351,000
Adjustments to reconcile net (loss) income to
            cash provided by operations
    Depreciation and amortization                      80,000           27,000
    Changes in operating assets
         Accounts receivable                          (68,000)         215,000
         Inventories                                  232,000         (156,000)
        Other current assets                           18,000          (36,000)
        Accounts payable                             (144,000)        (167,000)
        Accrued expenses                              238,000          (41,000)
                                                    ---------        ---------
Cash provided by operations (Note 11)                 204,000          193,000
                                                    ---------        ---------

Investing cash flows:
Property acquisitions                                  11,000           15,000
                                                    ---------        ---------
Cash used by investing activities  (Note 11)           11,000           15,000
                                                    ---------        ---------

Financing cash flows:
Reduction in capitalized lease obligations             48,000
                                                    ---------
Cash used by financing activities                      48,000
                                                    ---------
Increase in cash (Note 5)                             145,000          178,000
Cash - beginning of period                             75,000          220,000
                                                    ---------        ---------
Cash - end of period                                $ 220,000        $ 398,000
                                                    =========        =========

   The accompanying notes are an integral part of these financial statements.

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
                            Sciteq Electronics, Inc.
                          Notes To Financial Statements
                       December 31, 1995 and May 31, 1996

Note 1.  Accounting Policies and Operations

Basis of Presentation - The financial statements include the assets and liabilities of Sciteq Electronics, Inc. (Sciteq) a California Corporation.

Business Description - Sciteq manufactures frequency synthesizers for the electronics industry.

Inventories - Inventories are valued at the lower of cost, first - in, first-out method, or market.

Property and Equipment - Property and equipment are stated at cost. Depreciation is recorded by the straight-line method over the related assets estimated useful lives.

Advertising - Sciteq expenses advertising as incurred.

Accounts Receivable - Sciteq provides an allowance for doubtful accounts to reduce receivables to net realizable value. Sciteq does not require collateral from its customers. Sciteq's three largest May 31, 1996 receivables were $60,000; $58,000 and $50,000.

Revenue Recognition - Revenue is recognized when products are shipped except for long-term contracts which are recorded by the percentage of completion method. Losses on long-term contracts are recorded as they become known.

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates.

Fair Value of Financial Instruments - Accounts receivable, cash, accounts payable and accrued expenses carrying value approximates fair value because of the short-term maturity of those instruments. The note receivable (Note 11) has been reduced to estimated fair value.

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
                            Sciteq Electronics, Inc.
                    Notes To Financial Statements (continued)
                       December 31, 1995 and May 31, 1996

Note 2.  Sale of Sciteq

On May 31, 1996 Sciteq's stockholders sold 100% of Sciteq's stock to Builders' Warehouse Association, Inc. (BWI). BWI agreed to pay Sciteq's former stockholders additional consideration based on Sciteq's income for the year ending December 31, 1996. On June 5, 1996 BWI contributed $200,000 to Sciteq's capital.

Note 3.  Inventories

Inventories were:

                                   December            May
                                   --------          --------

Raw materials                      $307,000          $413,000
Work in process                     153,000           198,000
                                   --------          --------
                                    460,000           611,000
Obsolescence reserve                 61,000            56,000
                                   --------          --------
                                   $399,000          $555,000
                                   ========          ========

Note 4.  Accrued Expenses

Accrued expenses include:

Vacations                          $ 26,000          $ 26,000
Compensation                        232,000           287,000
Sales commissions                   175,000            79,000
Warranty                             20,000            20,000
Other                                95,000            95,000
                                   --------          --------
                                   $548,000          $507,000
                                   ========          ========

Note 5.  Supplemental Cash Flow Disclosures

Interest income and expense were not material for the periods. Taxes paid were not material.

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                            Sciteq Electronics, Inc.
                    Notes To Financial Statements (continued)
                       December 31, 1995 and May 31, 1996

Note 6.  Sales and Expense Information

Sales and expenses included these amounts by period:

                                        December             May
                                        --------             ---

FEL (Note 11)                           $386,000
Export sales                             566,000          $365,000
Sales to customer A                      338,000           326,000
Repair and maintenance expense             3,000             7,000
Advertising expense                       35,000             1,000

Note  7.  Operating Leases

Rent expense was $106,000 and $42,000 for the periods. Sciteq's operating lease commitments at May 31, 1996 were as follows, by years: $92,000 through May 31, 1997 and $24,000 through May 31, 1998. Sciteq's building lease has two renewal options totaling 84 months.

Note 8.  Retirement Plan

Sciteq has a 401K plan for certain employees which permits Sciteq to contribute to the plan. Sciteq contributed $28,000 and $11,000 for the periods.

Note 9.  Income Taxes

At May 31, 1996 the estimated differences between the book and tax bases of Sciteq's assets and liabilities were:

Allowance for doubtful accounts and notes     $      182,000
Obsolescence reserve                                  56,000
Various accruals                                      96,000
                                              --------------
                                               $     334,000
                                              ==============

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                            Sciteq Electronics, Inc.
                    Notes To Financial Statements (continued)
                       December 31, 1995 and May 31, 1996

At May 31, 1996 Sciteq had $406,000 of NOL carryforwards available to reduce Sciteq's taxable income usable at the rate of $215,000 per year until 2010. Future tax benefits attributable to the differences between the book and tax basis of Sciteq's assets and liabilities and the NOL's realization are not assured and therefore have not been recognized in these financial statements. There was no tax benefit recorded in 1995 as there is no assurance of its realization. No tax provision was recorded in 1996 as it was eliminated through the use of NOL carryforwards.

Note 10.  Stockholders' Equity

Convertible Preferred Stock - Each share of preferred stock was voting and convertible at the holder's option, into one share of common stock. Upon Sciteq's liquidation, holders of preferred stock were entitled to a distribution equal to the original issuance price of their preferred shares in preference to any distributions to common shareholders; all excess distributions were to be made to the common shareholders.

Preferred Stock Warrants - At May 31, 1996 warrants to purchase 2,000 shares of Sciteq's preferred stock at $16 per share were outstanding. The warrants expire in May 1997.

Stock Option Plan - Sciteq's 1990 stock option plan provides for the issuance of incentive options to certain key employees and non-qualified options to consultants and others performing services for Sciteq, to purchase common stock. All outstanding common stock options were exercisable at $2 per share. The following summarizes transactions in this plan for the periods:

                                           December            May
                                           --------          --------

Outstanding - beginning of period          $155,251          $131,250
Granted                                      18,000            20,000
Canceled                                     42,001
                                           --------          --------
Outstanding - end of period                $131,250          $151,250
                                           ========          ========

On May 31, 1996 27,241 shares of convertible preferred stock and 398,093 shares of common stock were converted into 169,306 shares of BWI and 105,000 shares of convertible preferred stock and 106,250 shares of common stock were sold to BWI for $600,000.

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
                            Sciteq Electronics, Inc.
                    Notes To Financial Statements (continued)
                       December 31, 1995 and May 31, 1996

The 169,306 shares of BWI stock issued to Sciteq's former shareholders are "puttable" to BWI at $11.77 per share on May 31, 1997, for an aggregate purchase price of $1,994,000. The 151,250 options were converted to options to purchase 60,250 shares of BWI common stock at $5.02 per share.

Note 11.  Note Receivable

On March 30, 1996 Frequency Engineering Laboratories (FEL) gave Sciteq a $296,728 note receivable due in nine monthly installments of $34,675 including 12.25% interest. As of August 13, 1996, FEL had made three monthly installments. Converting FEL's accounts receivable into a note neither provided nor used cash. During 1995, Sciteq recorded a $160,000 impairment allowance to reduce this receivable to estimated net realizable value.

Note 12.   Royalty Income

In 1995 Sciteq received $143,000 as a non - refundable royalty allowing Westinghouse to use certain of its technology in mobile terminals. Should Westinghouse continue to use the technology Sciteq will receive royalties based on units sold.

Note 13.  Employment Agreements

In May 1996, Sciteq entered into employment agreements with two executives providing for minimum annual payments as follows, by year:

1997                    $220,000
1998                     220,000
1999                     220,000
                        --------
                        $660,000
                        ========
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                            Sciteq Electronics, Inc.
                    Notes To Financial Statements (continued)
                       December 31, 1995 and May 31, 1996

Note 14.  Comsat Dispute

During 1995, Comsat RSI, Inc. (Comsat), a Sciteq customer, claimed Sciteq failed to meet its obligations under a purchase order and caused Comsat to incur $104,000 of related costs. Comsat and Sciteq are currently negotiating a settlement of this dispute. Sciteq recorded a $50,000 liability for the estimated costs of settling this matter.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Builders Warehouse Association, Inc.
                                        ------------------------------------
                                                    (Registrant)



Dated: August 14, 1996                       By: /s/ Barry Witz
                                             -------------------------------
                                             Barry Witz
                                             Chief Executive Officer

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